UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549






                                   FORM 8-K

                               CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of Earliest Event Reported):  January 12, 1998



                     Commission File Number:  33-74254


                          COGENTRIX ENERGY, INC.
         (Exact name of registrant as specified in its charter)


            North Carolina                       56-1853081
    (State or other jurisdiction              (I.R.S. Employer
  of incorporation or organization)        Identification Number)


9405 Arrowpoint Boulevard, Charlotte, North Carolina        28273-8110
    (Address of principal executive offices)                (Zipcode)

                           (704) 525-3800
         (Registrant's telephone number, including area code)

ITEM 8. CHANGE IN FISCAL YEAR

Effective January 1, 1998, subject to obtaining lender consent, the board of directors of Cogentrix Energy, Inc. (the "Company") has determined to change the Company's fiscal year to commence on January 1 and conclude on December 31 of each year. The Company's fiscal year previously commenced each July 1, concluding on June 30 of the following calendar year.

The Company's board of directors further resolved that the period commencing July 1, 1997 and concluding December 31, 1997 be declared a fiscal year for all relevant purposes. As such, a Form 10-K will be filed with the U.S. Securities and Exchange Commission for the transitional period from July 1, 1997 through December 31, 1997.



              ----------------------------------------------------

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           COGENTRIX ENERGY, INC.
                                           (Registrant)



Date: January 12, 1998                       /s/ JAMES R. PAGANO
                                          -------------------------
                                          James R. Pagano
                                          Group Senior Vice President,
                                          Chief Financial Officer
                                          (Principal Financial Officer)







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